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                                                                    EXHIBIT 10.9

                             THOMASTON MILLS, INC.
                             1997 STOCK OPTION PLAN


                                   ARTICLE I
                                  DEFINITIONS


     1.1 Defined Terms. As used herein, the following terms have the meanings hereinafter set forth unless the contract clearly indicates to the contrary:

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean a Committee designated by the Board, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended.

          (d) "Common Stock" shall mean either the Class "A" common stock of the Company, par value $1.00, the Class "B" common stock of the Company, par value $1.00, or both, as the context may require.

          (e) "Company" shall mean Thomaston Mills, Inc., a Georgia corporation.

          (f) "Disabled Person" shall mean an employee of the Company who, as determined by a licensed physician acceptable to the Committee and evidenced by a certificate to the Company, is completely unable to engage in his regular occupation or service to the Company; provided, however, that the determination of the Committee in its sole discretion as to the classification of an employee as a Disabled Person shall be final.

          (g) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee for the date in question. If at the date any such Option is granted, a public market shall exist for the Shares but such Shares are not trading on a national securities exchange in the United States, then, if the Shares are listed on the National Market List by the National Association of Securities Dealers, Inc. (the "NASD"), the fair market value per Share shall not be less than the last sale price for such Shares reflected on said market list for the date of the granting of such Option, and if the Shares are not listed on the National Market List of the NASD, then the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the bid and asked quotations in the over-the-counter market for such Shares on the date of the granting of such Option. If there is no bid and asked quotation for such Shares on the date of the granting of such Option, the fair market value per Share shall be not
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less than one hundred percent (100%) of the mean between the bid and asked quotations in the over-the counter market for such Shares on the closest date preceding said date. If the Shares are trading on a national securities exchange in the United States on the date of the granting of such Option, the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the high and low prices at which the Shares shall have been sold on such national securities exchange on the date of the granting of such Option. If the Shares are trading on a national securities exchange in the United States on the date of the granting of the Option but no sales of Shares occurred thereon on the date of the granting of the Option, the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the high and low prices for such Shares on the closest date preceding the said date of the granting of the Option. If the Shares are traded on more than one national securities exchange in the United States on the date of the granting of such Option, the Committee shall determine the principal national securities exchange for the purpose of determining the fair market value per Share.

     (h) "Incentive Stock Option" shall mean an option to purchase any stock of the Company or any of its Subsidiaries which complies with and is subject to the terms, limitations, and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

     (i) "Nonstatutory Stock Option" shall mean an option to purchase any stock of the Company or any of its Subsidiaries which does not qualify for treatment as an Incentive Stock Option under Section 422 of the Code.

     (j) "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option, granted pursuant to the provisions of Article VI hereof.

     (k) "Optionee" shall mean a person to whom an Option has been granted hereunder.

     (l) "Plan" shall mean the Thomaston Mills, Inc. 1997 Stock Option Plan, the terms of which are set forth herein.

     (m) "Predecessor" shall mean any corporation coming within the definition of the term "predecessor corporation" contained in Treasury Regulations promulgated under Section 422 of the Code.

     (n) "Stock" or "Shares" shall mean the Common Stock of the Company, or, in the event that the outstanding shares are of a different stock or securities of the Company or some other corporation, such other stock or securities.
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     (o)  "Stock Option Agreement" shall mean a written document evidencing a
Stock Option grant by the Company to the Optionee under which the Optionee may purchase Stock under the Plan.

     (p) "Subsidiary" shall mean any corporation coming within the definition of the term "subsidiary corporation" contained in Section 424(f) of the Code.


                                   ARTICLE II
                                    THE PLAN

     2.1 Name. This Plan shall be known as the "Thomaston Mills, Inc. 1997 Stock Option Plan."

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording selected employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock in the Company, so that Optionees will be provided with an incentive to achieve the Company's objectives through participation in its success and growth, and so that Optionees will be encouraged to continue their employment with or service to the Company or its Subsidiaries.

     2.3 Effective Date. The Plan shall become effective on August 12, 1997; provided, however, that if the Plan is not approved by the holders of a majority of the shares of Stock of the Company represented at a meeting and entitled to vote thereon within twelve (12) months before or after the date on which the Plan is adopted by the Board, the Plan and any Options granted thereunder shall terminate and become null and void.

     2.4 Termination Date. Subject to Section 2.3, the Plan shall terminate and no further Options shall be granted hereunder upon the tenth (10th) anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the Company's shareholders, whichever first occurs.


                                  ARTICLE III
                                  PARTICIPANTS

     Employees, including, without limitation, executive personnel and other officers (including, without limitation, officers who are also directors) of the Company or its Subsidiaries, shall be eligible for selection as participants in the Plan. Directors who are not employees shall not be eligible for selection as participants in the Plan. The Committee may grant Options to any eligible employee as it may determine from time to time, subject to the approval of the Board.
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                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. Subject to the express provisions of the Plan, the Committee shall have the discretion and authority to determine to whom from among the eligible employees an Option will be granted, the time or times at which each Option may be exercised, the number of shares of Stock subject to each Option and the terms and conditions of each Stock Option Agreement. Subject to the express provisions of the Plan, the grant of an Option by the Committee shall be final, and shall not be the subject of approval by any other party. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and requirements relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply or conform to any federal, state, or local laws or regulations. No member of the Committee shall be liable to any person for any action or determination made in good faith with respect to the Plan or any Option granted hereunder. The determination of the Committee on the matters referred to in this Section shall be conclusive.

     4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee.


                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

     5.1  Limitations.  Subject to adjustments pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Class "A" Stock which may be issued and sold hereunder shall not exceed 263,988 shares and the maximum number of shares of Class "B" Stock which may be issued and sold hereunder shall not exceed 79,420 shares. Shares subject to an Option may be either authorized but unissued shares or shares issued and reacquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the shares of Stock allocable to any unexercised portion of such Option may be again subjected to an Option granted under the Plan.
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     5.2  ANTIDILUTION.  In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split and reverse split, stock dividend, split-up, split-off, exchange of shares, issuance of rights to subscribe or change in capital structure:

     (a) The aggregate number and kind of shares of Stock on which Options may be granted hereunder shall be adjusted appropriately; and

     (b) The rights under outstanding Options granted hereunder, both as to the manner of subject shares and the Option price, shall be adjusted appropriately acting in good faith.

     The foregoing adjustments and the manner of application thereof shall be determined solely by the Committee acting in good faith, and any such adjustment may provide for the elimination of fractional share interests. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any and all outstanding Options such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

     In the event of dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation (except a merger or combination with a corporation wholly owned or controlled by the Company or its stockholders), if the Committee does not exercise its discretion to provide alternative consideration to Optionees pursuant to the preceding paragraph of this Section 5.2, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to any installment vesting or exercise provisions.



                                   ARTICLE VI
                                    OPTIONS

     6.1 OPTION GRANT. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee, and by a written document evidencing such Stock Option grant dated as of the date of grant and executed by the Company. As to each grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price shall be stated in such document (hereinafter referred to as the "Stock Option Agreement"). The Stock Option Agreement shall clearly identify whether the
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Options granted are Incentive Stock Options or Nonstatutory Stock Options. If
an Incentive Stock Option and a Nonstatutory Stock Option are issued together, the right of the Optionee to exercise or surrender one such Option shall not be conditioned on his or her surrender of, or failure to exercise, the other Option. The terms and conditions of the Option shall be consistent with the Plan.

     6.2 Optionee Limitation. The Committee shall not grant an Incentive Stock Option to any person if at the time the Incentive Stock Option would be granted, such person is not an employee of the Company or any of its Subsidiaries.

     6.3  Additional Limitations.

     (a) The Committee shall not grant an Incentive Stock Option to any person who, at the time the Option would be granted, owns or is considered to own stock representing ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, that this limitation shall not apply if at the time an Option would be granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Option and such Option by its terms would not be exercisable after five (5) years from the date on which the Option is granted. For purposes of the immediately preceding sentence, a person shall be considered to own (i) the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendents; and (ii) the stock owned, directly or indirectly or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein.

     (b) To the extent that the aggregate Fair Market Value of Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6.3(b), the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted.

     (c) Notwithstanding any other provision of the Plan, the maximum number of Shares for which Options may be granted in the aggregate to any one Optionee under the Plan in any calendar year shall not exceed 88,000 shares of Class "A" Common Stock and 27,000 shares of Class "B" Common Stock.

     6.4 Option Price. The per share Option Price of the Stock subject to each Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted. The per share Option Price of the Stock subject to each
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Nonstatutory Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted.

     6.5 EXERCISE PERIOD. The period of the exercise of such Option shall be determined by the Committee, but in no instance shall the exercise period for an Incentive Stock Option exceed ten (10) years from the date of the grant of the Option. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     6.6 OPTION EXERCISE. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and reflected in the Stock Option Agreement. The Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option.

     (a) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become purchasable under the provisions of the Option, but not at any time as to fewer than twenty-five (25) shares. The Option price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, however, that in lieu of cash, an Optionee may, to the extent permitted by the Stock Option Agreement at the date of grant, exercise his Option in whole or in part, by tendering to the Company shares of Stock owned by him and having a Fair Market Value equal to the Option price applicable to his Option, or a combination of cash and said shares. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued or transferred to him upon the exercise of his Option.

     (b) An Option shall be exercised by written notice of exercise of the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office, together with payment in full to the Company in accordance with Section 6.6(a) at its principal office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such exercise or disposition. In lieu thereof, at the discretion of the Company, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Optionee, upon such terms and conditions as the Committee shall prescribe.

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     6.7  Nontransferability of Option.  No Option shall be transferred by an
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option shall be exercisable only by him.

     6.8 Termination of Service. Except as otherwise provided in Section 6.9 hereof, in the event of termination of the employment of an Optionee by the Company (or, if applicable, a Subsidiary of the Company) for any reason, including retirement, any Option held by him to the extent not theretofore exercised, shall forthwith terminate unless the Committee, in its sole discretion, provides in the Stock Option Agreement that the Option shall be exercisable after such termination (but only to the extent of the number of shares with respect to which the Option may be exercised at the date of his termination of employment), and, provided further, that in no event shall any Stock Option Agreement provide for the extension of the period during which the Option may be exercised beyond earlier of (i) the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement, or
(ii) twelve (12) months from the date of termination.

     A termination of employment shall not be deemed to occur by reason of (i) transfer of an employee from employment by the Company to employment by a Subsidiary or (ii) transfer of an employee by a Subsidiary of the Company to employment by the Company or another Subsidiary of the Company. Nothing in the Plan or in any Option shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or the right to continue to serve as a director of the Company, or shall interfere in any way with any right the Company or any of its Subsidiaries may have to terminate his employment or his service as a director at any time.

     6.9 Death or Disability of Holder of Option. In the event any person dies or becomes a Disabled Person while he is an employee of the Company, any Option granted pursuant to the Plan held by him may be exercised (but only to the extent of the number of shares with respect to which the Option may be exercised at the time of his disability or death) by him or his legatee or legatees under his will, or by his personal representative or distributees, within twelve (12) months following the date of his termination of employment due to his disability or death, or such shorter period as may be specified in the Stock Option Agreement, but in no such event after the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement.

     If an Option granted hereunder shall be exercised by the legal representative of a deceased, disabled or former employee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death or disability of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.


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                                  ARTICLE VII
                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the foregoing conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its discretion deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable.


                                  ARTICLE VIII
                            PURCHASE FOR INVESTMENT

     Except as hereafter provided, the Board may require as a condition of issuance of any Shares pursuant to this Plan that the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is pursuing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any such Shares shall be made only pursuant to either (a) a Registration Statement on the appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any sale or offer of sale of such Shares, if required by the Company, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current.

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                                   ARTICLE IX
                                    LEGENDS

     The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of any agreement between the Company and the Optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon the exercise of an Incentive Stock Option granted under the Plan.


                                   ARTICLE X
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time, upon recommendation of the Committee and notwithstanding Section 2.4 hereof, terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however that the Board, without approval of the shareholders of the Company, may not adopt any amendment to the Plan if the amendment would:

     (a) Increase the total number of shares of Stock which may be issued pursuant to the Plan except as contemplated in Section 5.2 hereof;

     (b) Materially increase the benefits accruing to participants in the Plan; or

     (c) Materially modify the requirements as to the eligibility for participation in the Plan.

     Except as set forth in Section 5.2, the Board shall not terminate, amend or modify the Plan in any manner so as to affect the price of the shares of Stock purchasable pursuant to any Option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option.



                                   ARTICLE XI
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for employees of such corporations.


                                  ARTICLE XII
                                 MISCELLANEOUS

     12.1 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     12.2 Number and Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the female gender.

     12.3 Headings. Headings of articles and paragraphs hereof are inserted for convenience and reference only and constitute no part of the Plan.

     12.4 Applicable Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia.